SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): September 16, 1998


                             SAMUELS JEWELERS, INC.
                        (formerly Barry's Jewelers, Inc.)
             (Exact name of registrant as specified in its charter)


         Delaware                    0-15017                     95-3746316
   (formerly California)      (Commission File No.)            (IRS Employer
(State or other jurisdiction                                 Identification No.)
     of incorporation)


                 2914 Montopolis Drive, Suite 200, Austin, Texas
                                      78741
                       (Registrant's address and zip code)


                                 (512) 369-1400
              (Registrant's telephone number, including area code)

                   INFORMATION TO BE INCLUDED IN THE REPORT


ITEMS 1 AND 3. CHANGES IN CONTROL OF THE REGISTRANT AND BANKRUPTCY OR
               RECEIVERSHIP

      The Original Disclosure Statement and Plan of Reorganization, Dated April 30, 1998, Proposed by Barry's Jewelers, Inc. under Chapter 11 of the United States Bankruptcy Code, Case No. LA 97-27988 VZ, as modified, was confirmed (as confirmed, the "Plan") by the United States Bankruptcy Court, Central District of California (Los Angeles Division) by an order entered on September 16, 1998, and became effective on October 2, 1998. A copy of the order which includes the Plan as an attachment, is annexed hereto as Exhibit 2.1. Pursuant to the Plan,
(i) the former holders of common stock of Barry's Jewelers, Inc., a California Corporation ("Barry's") received, in the aggregate, 263,158 warrants (the "Warrants") on a pro rata basis, each such Warrant entitling its holder to purchase one share of the common stock of the Registrant, par value $.001 per share (the "Common Stock"), (ii) the former holders of 11% Senior Secured Notes(the "Senior Notes") due December 22, 2000, issued by Barry's, received, in the aggregate, and in exchange for their Senior Notes and $15 million in cash, approximately 4.75 million shares of the Common Stock and (iii) Barry's was reincorporated as a Delaware Corporation by means of merging (the "Merger") with and into the Registrant. A copy of the Certificate of Ownership and merger effecting the merger is annexed hereto as Exhibit 2.2. Additionally under the Plan, 250,000 shares of restricted Common Stock were issued to certain of the Registrant's executive officers. After the consummation of the transactions contemplated by the Plan, there were approximately 5,000,000 shares of Common Stock issued and outstanding. A copy of the Certificate of Incorporation and Bylaws of the Registrant are annexed hereto as Exhibits 3.1 and 3.2, respectively, and a copy of the warrant agreement governing the Warrants is annexed hereto as Exhibit 4.1. A copy of the press release issued by the Registrant upon effectiveness of the Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      Immediately following the effectiveness of the Plan and the Merger, DDJ Capital Management, LLC, through funds managed or controlled thereby (collectively, "DDJ Capital"), owned approximately 1,792,439 shares of Common Stock, or approximately 36% of the total shares of Common Stock issued and outstanding, and Mitchell Hutchins Asset Management, Inc., through funds managed or controlled thereby (collectively, "Mitchell Hutchins"), owned approximately 998,511 shares of the Common Stock, or approximately 20% of the total shares of Common Stock issued and outstanding. Also, pursuant to the terms of the Plan, each of DDJ Capital and Mitchell Hutchins nominated two of the seven current directors of the Registrant. Under the terms of a Registration Rights Agreement among the Registrant, DDJ Capital and Mitchell Hutchins dated October 2, 1998, the Registrant granted certain registration rights to DDJ Capital and Mitchell Hutchins. A copy of the Registration Rights Agreement is annexed hereto as
Exhibit 4.2.

      The Registrant is automatically registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as a successor to Barry's by operation of Rule 12g-3 under the Exchange Act.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      Exhibit No.       Exhibit
      -----------       -------

          2.1 Order Confirming Original Disclosure Statement and Plan of Reorganization, Dated April 30, 1998, Proposed by Barry's Jewelers, Inc., as modified, dated September 16, 1998 (with Plan attached).

          2.2 Certificate of Ownership and Merger of Barry's Jewelers, Inc. with and into Samuels Jewelers, Inc. dated October 2, 1998.

          3.1       Certificate of Incorporation of Samuels Jewelers, Inc.

          3.2       Bylaws of Samuels Jewelers, Inc.

          4.1 Warrant Agreement dated as of October 2, 1998 between Samuels Jewelers, Inc and Norwest Bank Minnesota, N.A., as Warrant Agent.

          4.2 Registration Rights Agreement dated as of October 2, 1998 among Samuels Jewelers, Inc., The Galileo Fund, L.P., B III Capital Partners, L.P., DDJ Overseas Corporation, Paine Webber High Income Fund, Managed High Yield Fund Inc., All-American Term Trust Inc. and



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
                    Paine Webber Offshore Funds PLC, The High Income Fund.

          10.1 Employment Agreement, dated as of October 2, 1998 between Samuels Jewelers, Inc. and Randy N. McCullough.

          10.2 Employment Agreement, dated as of October 2, 1998 between Samuels Jewelers, Inc. and E. Peter Healey.

          10.3 Employment Agreement, dated as of October 2, 1998 between Samuels Jewelers, Inc. and Chad C. Haggar.

          10.4 Employment Agreement, dated as of October 2, 1998 between Samuels Jewelers, Inc. and Bill R. Edgel.

          10.5 Employment Agreement, dated as of October 2, 1998 between Samuels Jewelers, Inc. and Paul Hart.

          99.1      Press Release dated October 5, 1998.




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
                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SAMUELS JEWELERS, INC.

                                    By: /s/ E. Peter Healey
                                       ---------------------------------------
                                        Name: E. Peter Healey
                                        Title: Executive Vice President,
                                               Chief Financial Officer and
                                               Secretary


Date:  October 6, 1998









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
                                  EXHIBIT INDEX

      Exhibit No.       Exhibit
      -----------       -------

          2.1 Order Confirming Original Disclosure Statement and Plan of Reorganization, Dated April 30, 1998, Proposed by Barry's Jewelers, Inc., as modified, dated September 16, 1998 (with Plan attached).

          2.2 Certificate of Ownership and Merger of Barry's Jewelers, Inc. with and into Samuels Jewelers, Inc. dated October 2, 1998.

          3.1       Certificate of Incorporation of Samuels Jewelers, Inc.

          3.2       Bylaws of Samuels Jewelers, Inc.

          4.1 Warrant Agreement dated as of October 2, 1998 between Samuels Jewelers, Inc and Norwest Bank Minnesota, N.A., as Warrant Agent.

          4.2 Registration Rights Agreement dated as of October 2, 1998 among Samuels Jewelers, Inc., The Galileo Fund, L.P., B III Capital Partners, L.P., DDJ Overseas Corporation, Paine Webber High Income Fund, Managed High Yield Fund Inc., All-American Term Trust Inc. and



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
                    Paine Webber Offshore Funds PLC, The High Income Fund.

          10.1 Employment Agreement, dated as of October 2, 1998 between Samuels Jewelers, Inc. and Randy N. McCullough.

          10.2 Employment Agreement, dated as of October 2, 1998 between Samuels Jewelers, Inc. and E. Peter Healey.

          10.3 Employment Agreement, dated as of October 2, 1998 between Samuels Jewelers, Inc. and Chad C. Haggar.

          10.4 Employment Agreement, dated as of October 2, 1998 between Samuels Jewelers, Inc. and Bill R. Edgel.

          10.5 Employment Agreement, dated as of October 2, 1998 between Samuels Jewelers, Inc. and Paul Hart.

          99.1      Press Release dated October 5, 1998.




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